10 Inventories	12 Months Ended
Dec. 31, 2020
Inventories Abstract
Inventories
10	Inventories

Inventories are carried at average cost, including the storage and handling costs, to the extent these costs are necessary to bring inventories to their sale condition at stores, less bonuses received from suppliers or net realizable value, whichever is lower.

Net realizable value is the selling price in the ordinary course of business, less the estimated costs necessary to make the sale.

Inventories are adjusted by an allowance for losses and damages, which is periodically reviewed and evaluated as appropriate. Bonuses received from suppliers are measured and recognized based upon executed contracts and agreements and recorded as cost of sales when the corresponding inventories are sold. Unrealized bonuses are presented as reducing the inventories at each balance sheet date.

		As of December 31,
	Notes	2020	2019
Stores		3,416	2,402
Distribution centers	10.1	374	404
Inventories - Éxito Group		—	2,255
Real estate inventories - Éxito Group		—	190
Allowance for losses on inventory obsolescence and damages	10.2	(51)	(61)
		3,739	5,190
10.1	Commercial agreements

The Company records rebates from vendors and the storage costs in the statement of operations as the inventories that gave rise to the bonuses and the stored costs are realized. On December 31, 2020, the amount of unrealized bonus, as a reduction of inventory balance, totaled R$ 444 (R$ 254 on December 31, 2019).

10.2	Allowance for loss on inventory obsolescence and damages

	For the year ended December 31,
	2020	2019	2018
At the beginning of the year	(61)	(34)	(37)
Additions	(13)	(5)	—
Discontinued operations	28	—	—
Foreign currency translation adjustment	(5)	—	—
Business combinations	—	(22)	—
Write-offs	—	—	3
At the end of the year	(51)	(61)	(34)